UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2010
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20110 Ashbrook Place, Suite 130
Ashburn, VA 20147
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of the Company’s stock; and the risks and other factors set forth from time to time in the reports the Company files with the Securities and Exchange Commission (the “SEC”).  The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2010, the Company entered into a Settlement Agreement with CRP Holdings Park Center, LLC (“CRP”), its former landlord for the premises located at 14040 Park Center Road, Suite 210, Herndon, VA 20171, concerning unpaid rent and other amounts owed to CRP (the “Settlement Agreement”).  As a result of a judgment obtained by CRP against the Company pursuant to a Stipulation and Consent Order dated May 22, 2009, the Company owed CRP $168,637.96, with interest thereon at 18% per annum, plus attorneys’ fees and expenses in the amount of $7,000.00 and court costs of $41.00 (the “Money Judgment”).  The Company subsequently paid $30,000.00 towards the Money Judgment, reducing the outstanding balance of the Money Judgment to $145,678.96, inclusive of accrued interest.  Interest continued to accrue, and on September 10, 2010, the total outstanding balance of the Money Judgment was $171,901.17.  The Company and CRP agreed on October 18, 2010, as memorialized in the Settlement Agreement, that the Company would pay the reduced amount of $125,000.00 in full and complete satisfaction of the outstanding balance of the Money Judgment, subject to the terms and conditions of the Settlement Agreement.  The Settlement Agreement contains a mutual release of claims by the Company and CRP, subject to certain limitations set forth therein.

The foregoing discussion is qualified in its entirety by reference to the definitive Settlement Agreement, a copy of which is attached as an exhibit to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Settlement Agreement, dated October 18, 2010, by and between SteelCloud, Inc. and CRP Holdings Park Center, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCLOUD, INC.
Date: October 22, 2010
By: /s/ Brian H. Hajost
Name: Brian H. Hajost
Title: President and Chief Executive Officer

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